UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

                                000-50539                                                                   91-0232000

                        (Commission File Number)                                          (IRS Employer Identification No.)

          10 N. Post St., Suite 610, Spokane, WA                                               99201

              (Address of Principal Executive Offices)                                              (Zip Code)

(509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 30, 2006, the Board of Directors of Idaho General Mines, Inc. (the “Company”) adopted a new Code of Conduct and Ethics to replace the Company’s previous Code of Ethics.  This new Code of Conduct and Ethics was adopted to expand its applicability to all of the Company’s directors, officers and employees, consistent with the policies of the American Stock Exchange to which the Company has applied for listing, and to make other clarifying and updating changes.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

14.1

Idaho General Mines, Inc. Code of Conduct and Ethics (adopted June 30, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

(Registrant)

Date:  July 7, 2006

By:   /s/ Robert L. Russell

        Robert L. Russell

        President and Chief Executive Officer